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                                                                    EXHIBIT 10.1


                                HADCO CORPORATION
                               CLERK'S CERTIFICATE


         The undersigned, JAMES C. HAMILTON, hereby certifies that he is the duly elected Clerk of HADCO CORPORATION, a Massachusetts corporation, that the following resolution was duly adopted by the Board of Directors of the Corporation at a meeting held on March 3, 1999, and that Exhibit A attached hereto is a true and complete copy of the amendments referred to in said resolution:

         VOTED: That the proposed amendment to the Hadco Corporation Retirement Plan, in the form presented to the directors and attached to these minutes as Exhibit "A", be, and they hereby are, approved and adopted.

         IN WITNESS WHEREOF, I have set my hand and the seal of the Corporation this 26th day of May 1999.


Attest:

                                             /s/ James C. Hamilton
                                             -----------------------------------
                                             JAMES C. HAMILTON, Clerk



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                                   EXHIBIT "A"


PROPOSED AMENDMENT TO HADCO CORPORATION RETIREMENT PLAN  1/7/99

3.07     FORFEITURES

         Any Forfeitures from Profit Sharing Accounts which have become available for distribution during a Plan Year shall be credited to the Profit Sharing Accounts of those Participants who are entitled to share in the Employer's Profit Sharing Contribution for the Fiscal Year ending with or within such Plan Year (regardless of whether a Profit Sharing Contribution has been made) and such amounts shall be allocated in the same manner as the Employer's Profit Sharing Contribution under
         Section 3.01.

         Any Forfeitures from Matching Contributions Accounts which have arisen during a Plan Year shall be used to reduce the amount of Matching Contributions required to be made by the Employer under Section 3.03 for the Plan Year. In the event that the amount of such Forfeitures exceeds the amount of Matching Contributions so required, the excess shall be held in a suspense account to be used to reduce the amount of Matching Contributions required for any subsequent Plan Year. In the event that upon the termination of the Plan there is any amount then held in such suspense account, such amount shall be allocated among those Participants who have a balance in their Matching Contributions Accounts according to the ratio that the aggregate of each such Participant's Matching Contributions Account and 401(k) Account bears to the aggregate of all Participants' Matching Contributions Accounts and 401(k) Accounts, and such amounts shall be credited to such Matching Contributions Accounts, subject to Sections 3.09 and 3.10.